1 Speakers: Donald E. Morel, Jr. Chairman and Chief Executive Officer William J. Federici Senior Vice President and Chief Financial Officer All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise. West Pharmaceutical Services, Inc. Fourth-Quarter 2013 Analyst Conference Call 9 a.m. Eastern Time, February 20, 2014 A webcast of today’s call can be accessed in the “Investors” section of the Company’s web site www.westpharma.com To participate on the call please dial: (800) 510-9691 (U.S.) or (617) 614-3453 (International). The passcode is 13353040. An online archive of the broadcast will be available at the site two hours after the live call and will be available through Thursday, March 6, 2014, by dialing: (888) 286-8010 (U.S.) or (617) 801-6888 (International) The passcode is 84891951 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the quarter and management’s discussion of those results during today’s conference call.

2 Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2014 and future years. Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in today’s press release, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward- looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Certain financial measures included in today’s press release and accompanying tables, in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non-GAAP (Generally Accepted Accounting Principles) financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to the “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” at the end of these materials for more information.

3 Quarterly Highlights  26.7% increase in adjusted diluted EPS to $0.38  Reported EPS of $0.33  Sales grew 5.1% (constant currency)  Gross profit margin improved 80 basis-points  Increased investments in R&D  Adjusted operating profit improved 15.3%

4 Fourth-Quarter Summary Results $ millions, except earnings per-share (EPS) data (1) These are Non-GAAP measurements. See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” (Slides 15-16), “Cautionary Statement” (Slide 2) and see “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (2) Historic EPS figures are adjusted for the stock split that occurred on September 26, 2013. ($ millions, except per-share data) Three Months Ended December 31, 2013 2012 Net Sales $ 342.7 $ 321.5 Gross Profit Margin 31.1% 30.3% Reported Operating Profit $ 36.9 $ 31.5 Adjusted Operating Profit(1) 36.9 32.0 Reported Diluted EPS(2) $ 0.33 $ 0.30 Adjusted Diluted EPS(1)(2) 0.38 0.30

5 Fourth-Quarter Operating Results • Overall sales growth 5.1% • Pharmaceutical Packaging Systems sales grew 4.5% • High-value products grew 4.0%, led by coated closures and Envision™ • Backlog 5% lower than at December 31, 2012 • Demand is impacted by: • Sales that were accelerated into prior quarter • Shorter lead times • Slowing of strategic inventory-building by customers • Pharmaceutical Delivery Systems sales grew 7.0% • Proprietary products up 6.6%, mostly needle safety devices • Comprise 25% of segment sales • Contract manufacturing grew 7.2% on existing business • Consolidated gross profit margin up 0.8 margin points to 31.1% • Moderate sales growth and efficiency • Lower effective tax rate • Relative increase in earnings in lower tax jurisdictions All growth rates are compared to fourth quarter 2012 results, excluding the impact of currency.

6 2013 Summary Results $ millions, except earnings per-share (EPS) data (1) These are Non-GAAP measurements. See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures” (Slides 15-16), “Cautionary Statement” (Slide 2) and see “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (2) Historic EPS figures are adjusted for the stock split that occurred on September 26, 2013. ($ millions, except per-share data) Twelve Months Ended December 31, 2013 2012 Net Sales $1,368.4 $ 1,266.4 Gross Profit Margin 31.8% 30.6% Reported Operating Profit $ 162.4 $135.1 Adjusted Operating Profit(1) 162.4 141.8 Reported Diluted EPS(2) $ 1.57 $ 1.15 Adjusted Diluted EPS(1)(2) 1.63 1.38

7 Expansion and Product Development  Geographic expansion: • China:  Plant is operational, integrating capacity into global supply plan • India construction is progressing  Metal seals production will commence in first-half 2014  Elastomer investment postponed  Proprietary systems • Customer programs proceeding as expected  Expect clinical drug trial in SmartDose® in 2nd quarter • Daikyo CZ® products:  Cartridge sales continued to lead in Q4  Two customer products advanced into clinical trials in 2013  Customer stability trials in CZ increasing Daikyo CZ® is a registered trademark of Daikyo Seiko, Ltd.

8 2014 Outlook  Expect sales growth in 6% to 8% range, excluding currency  PPS: • Shift to high-value expected to continue despite a slow start • Growth despite short-term challenges associated with  Shorter lead-times & order cycle for high value products  Drug-shortage-related activity abating (generics) • Price not expected to be a significant contributor  PDS: • Proprietary products development expected to generate growth • New contract manufacturing projects expected to commence  Adjusted diluted EPS in the range of $1.75 to $1.89 See slide 2 and slides 14 through 16 for further information concerning forward-looking statements and non-GAAP financial measures.

9 Change in Consolidated Sales Fourth-Quarter 2012 to 2013 ($ millions) $342.7 $9.0 $7.4 $4.8 $321.5 2012 Sales Volume & Mix Sales Price Currency 2013 Sales

10 Change in Consolidated Gross Profit Margin % Fourth-Quarter 2012 to 2013 31.1% (1.8%) 1.5% 0.8% 0.3% 30.3% 2013 2012

11 Change in SG&A Costs Fourth-Quarter 2012 to 2013 ($ millions) $60.0 ($1.5) ($0.4) ($0.3) $1.4 $2.2 $58.6

12 Cash Flow Metrics ($ millions) Twelve Months Ended December 31, 2013 2012 Depreciation and amortization $85.2 $76.9 Operating cash flow $220.5 $187.4 Capital expenditures $151.9 (1) $131.3 (1) 2013 capital expenditures includes $35 million of 2013 funding associated with the Company’s new headquarters and research facility, most of which was incurred and recorded in earlier years

13 Summary Balance Sheet Information ($ millions) † Net debt to total invested capital is a Non-GAAP measure, which management believes provides a useful measure of the comparative degree of West’s financial leverage. Net debt is determined by reducing total debt by the amount of cash and cash equivalents, and for purpose of measuring net debt to invested capital, total invested capital is the sum of net debt and shareholders’ equity. As of December 31, 2013 2012 Cash and Cash Equivalents $230.0 $161.9 Debt $373.5 $411.5 Equity $906.4 $728.9 Net Debt to Total Invested Capital † 13.7% 25.5% Working Capital $413.8 $295.5

14 2014 Full-year Financial Guidance ($ millions, except EPS) Estimated 2014 Revenue(1) Estimated Gross Profit %(1) Pharmaceutical Packaging Systems Segment $1,050 - $1,070 36.2% to 36.7% Pharmaceutical Delivery Systems Segment $400 - $410 20.3% to 21.3% Consolidated $1,450 - $1,480 31.9% - 32.4% Capital Spending $125 - $145 Adjusted Diluted EPS(1)(2) $1.75 to $1.89 per share (1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.35 for 2014. Actual results will vary as a result of variability of exchange rates, among other items. (2) See “Non-GAAP Financial Measures” and “Notes to Non-GAAP Financial Measures”(Slides 15- 16),“Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. (3) The 2014 consequences of those items described in “Non-GAAP Financial Measures,” which were excluded from the calculation of adjusted diluted EPS in 2012 and 2013, and further similar items that may be incurred during 2014, are excluded from the adjusted diluted EPS guidance for 2014. Please refer to “Non-GAAP Financial Measures” (Slide 15) for additional information regarding adjusted diluted EPS.

15 Non-GAAP Financial Measures(1) Three Months and Year Ended December 31, 2013 and 2012 (in millions, except per share data) (1) See “Notes to Non-GAAP Financial Measures” (Slide 16), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Three-months ended December 31, 2013 Operating Profit Loss on Debt Extinguishment Income Tax Expense Net Income Diluted EPS Reported (GAAP) $36.9 - $10.7 $23.6 $0.33 Discrete tax items - (3.5) 3.5 $0.05 Adjusted (Non-GAAP) $36.9 - $7.2 $27.1 $0.38 Three-months ended December 31, 2012 Reported (GAAP) $31.5 - $7.3 $21.1 $0.30 Restructuring, impairment & related charges 0.2 0.4 (0.2) - Acquisition-related contingencies 0.3 (0.1) 0.4 - Adjusted (Non-GAAP) $32.0 - $7.6 $21.3 $0.30 Year ended December 31, 2013 Reported (GAAP) $162.4 $0.2 $40.2 $112.3 $1.57 Extinguishment of debt - (0.2) - 0.2 - Discrete tax items - - (3.6) 3.6 $0.06 Adjusted (Non-GAAP) $162.4 - $36.6 $116.1 $1.63 Year ended December 31, 2012 Reported (GAAP) $135.1 $11.6 $32.7 $80.7 $1.15 Restructuring, impairment & related charges 5.5 - 2.0 3.5 $0.05 Acquisition-related contingencies 1.2 - 0.2 1.0 $0.01 Extinguishment of debt - (11.6) 1.8 9.8 $0.14 Discrete tax items - - (2.1) 2.1 $0.03 Adjusted (Non-GAAP) $141.8 - $34.6 $97.1 $1.38

16 NOTES TO NON-GAAP FINANCIAL MEASURES For additional details, please see today’s press release and Safe Harbor Statement. Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non- GAAP financial measures:  Adjusted operating profit  Adjusted net income  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. In calculating adjusted operating profit, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. A reconciliation of these adjusted non-GAAP measures to the comparable GAAP financial measures is included in the accompanying tables. Please see “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items.